UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 25, 2008

Auburn Bancorp, Inc.

(Exact name of registrant as specified in its charter)

United States		26-2139168
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

256 Court Street, P.O. Box 3157, Auburn, Maine	04212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(207) 782-0400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 25, 2008, Auburn Bancorp, Inc. (the “Company”) issued a press release in connection with the Company’s stock offering, announcing that it has completed its subscription offering to depositors and other members of Auburn Savings Bank, FSB and has extended its community offering to members of the general public.  The Company has not set an expiration date for the community offering and may terminate the community offering at any time.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

99.1	Press Release - Auburn Savings Bank announces completion of subscription offering and extension of community offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUBURN BANCORP, INC.
(Registrant)

Date: June 25, 2008	By:	/s/ Allen T. Sterling
Name: Allen T. Sterling
Title: President and Chief Executive Officer